Exhibit 99.1

SoundHound AI Secures $100 Million in Strategic Financing From Atlas Credit Partners

Agreement Fuels Company’s Plans for Sustained Rapid Growth and Innovation and Includes Ability to Upsize to $125 Million

SANTA CLARA, Calif.–April 17, 2023–SoundHound AI, Inc. (Nasdaq: SOUN) (“SoundHound AI”), a global leader in voice artificial intelligence, today announced that it closed a new $125 million loan facility, with $100 million fully-funded at closing, from Atlas Credit Partners.

This strategic transaction completes the Company’s plans announced at the beginning of this year to refinance its current debt and further solidify its balance sheet. This new facility will enable SoundHound AI to replace its existing $30 million debt with a more favorable structure that reduces the company’s cash outflows and extends the maturity date to 2027. Additionally, the funds provide substantial incremental capital to drive further innovation and support the Company’s growth plans.

With the significantly strengthened balance sheet, and SoundHound AI’s track record of groundbreaking innovation, the Company believes it will be able to accelerate its pace of innovation and market expansion. Recent advances in artificial intelligence, including Generative AI and Large Language Models, have catalyzed a wave of breakthroughs that are transforming how humans can converse more naturally and seamlessly with technology. SoundHound’s recent groundbreaking launches of Dynamic Interaction and SoundHound Chat AI showcase the latest chapters in its long track record of technological leadership. The Company has strengthened its unique position through its ability to efficiently combine market advances with its best-in-class voice AI capabilities.

SoundHound AI is poised to significantly grow its subscription business with its innovative customer service offering, which includes its suite of AI-based customer service products supporting call answering and food ordering for restaurants ranging from SMBs to large enterprises, and to drive continued growth in its licensing business, which includes smart devices, TV, and automotive verticals, while delivering against its $332 million bookings backlog as of December 31, 2022.

“The clear intersection between demand for sophisticated Conversational AI and adoption of SoundHound’s category-leading technology stack with 17+ years of maturity has created a unique opportunity,” said Keyvan Mohajer, CEO and Co-Founder of SoundHound. “Today, this potential has been acknowledged and underscored with a significant financial commitment from Atlas Credit Partners. Having this additional capital available will play a key role in setting SoundHound up for continued, long term success.”

This new minimally-dilutive financing gives SoundHound AI the flexibility to deliver on its short-term objectives and long-term vision through this four-year loan. By adding significant capital to an already robust balance sheet, the Company is positioned with ample liquidity to effectively navigate potential market uncertainties while fueling growth.

After closing costs, other expenses and repayment of existing debt, the Company is expected to have a cash balance of over $100 million. The Credit Agreement also allows SoundHound AI to potentially tap into additional capital of up to $25 million.

“Today’s announcement with SoundHound AI demonstrates our commitment to empowering technology leaders in their respective categories. After meeting Keyvan and the SoundHound team, the sophistication of their voice AI, robust data, and technology stack made our decision to partner natural,” said Drew Mallozzi, Chief Investment Officer and Managing Partner at Atlas Credit Partners. “We believe our investment will help SoundHound AI to accelerate the pace at which they are redefining voice AI and enable them to further extend their global lead.”

Union Square Advisors LLC and Cantor Fitzgerald & Co acted as financial advisors to SoundHound AI in connection with this credit facility.

To learn more, visit https://www.atlascreditpartners.com or https://www.soundhound.com/

About SoundHound AI

SoundHound AI (Nasdaq: SOUN), a leading innovator of conversational intelligence, offers an independent voice AI platform that enables businesses across industries to deliver best-in-class conversational experiences to their customers. Built on proprietary Speech-to-Meaning® and Deep Meaning Understanding® technologies, SoundHound’s advanced voice AI platform provides exceptional speed and accuracy and enables humans to interact with products and services like they interact with each other—by speaking naturally. SoundHound is trusted by companies around the globe, including Hyundai, Mercedes-Benz, Pandora, Qualcomm, Snap, Square, Toast, LG, VIZIO, KIA, and Stellantis. www.soundhound.com

About Atlas Credit Partners

Atlas Credit Partners is a Houston, Texas based asset management firm specializing in credit investing and partnering directly with middle market growth companies; providing minimally-dilutive capital solutions to management teams to facilitate transition, accelerate growth and create long-term value for all stakeholders. Atlas committed over $750 million in 2022 to businesses in transition and leverages more than 70 years of combined business experience at top-tier institutions to help its portfolio companies grow through introductions, enabling management teams to connect with other partners within Atlas’ proprietary network while offering a multi-cycle runway for companies to enact their business plans. To learn more, visit https://www.atlascreditpartners.com, or follow the company on LinkedIn.

Forward Looking Statements

This press release contains forward-looking statements, which are not historical facts, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements, including, but not limited to, statements regarding our expectations regarding our growth, cost efficiency, profitability, and cash flow, our expected revenue growth rate, benefits of our new loan facility with Atlas Credit Partners, our expectations regarding market demand and technology advancements in our markets, including conversational AI, our category leadership, market acceptance of our products, our unique competitive position, our ability to deliver on our short-term objectives and long-term vision, our ability to effectively navigate any potential market uncertainties while fueling growth, the pace of our innovation and market expansion, our bookings backlog and ability to convert into revenue, and our ability to achieve growth and performance objectives, are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. As a result, readers are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of risks and uncertainties impacting SoundHound’s business including, but not limited to, adequacy of our capital resources for our expected financial goals; continued adoption of our current and future products, our ability to shift emphasis from our current licensing business and increase our focus on SoundHound for Restaurants; our inability to predict or measure supply chain disruptions at our customers resulting from the COVID-19 pandemic and other causes; the effects of inflationary conditions, economic uncertainty, recessionary risks and exchange rate fluctuations, the potential future revenue associated with our AI platform products and services; our rate of growth; our ability to reduce costs and improve our operating efficiency while maintaining revenue growth; our ability to predict direct and indirect customer demand for our existing and future products and to secure adequate manufacturing capacity; our ability to hire, retain and motivate employees; the effects of competition, including price competition within our industry segment; technological, regulatory and legal developments that uniquely or disproportionately impact our industry; developments in the economy and financial markets and those other factors described in our risk factors set forth in our filings with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K for the year ended December 31, 2022, as updated by our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SoundHound AI Media Contact

Fiona McEvoy

415-610-6590

PR@SoundHound.com

Atlas Credit Partners Media Contact

Erika Siemasko

JMG Public Relations

212-206-1645

Erika@jmgpr.com